                                                                   Exhibit 10.18

CONFIDENTIAL MATERIAL
FILED UNDER SEAL
----------------

This Settlement Agreement is subject to a confidentiality agreement as established in
Section 10.0 of this Settlement Agreement and shall be treated as confidential, and must not be shown to any person except as authorized in
Section 10.0 of this Settlement Agreement.

                       CONFIDENTIAL SETTLEMENT AGREEMENT
                       ---------------------------------


          This Settlement Agreement (the "Agreement") is entered into between KPMG Peat Marwick LLP ("KPMG"), on the one hand, and Ted A. Fernandez, Ulysses
S. Knotts III, Allan R. Frank, David A. Dungan, Anita Allen, Thomas J. Bloomquist, Kenneth M. Coppins, David A. Flaxman, John P. Kril, Mark W. McElroy, Julio O. Ramirez, Richard T. Roth, Patrick J. Slattery, Steven W. Sparling, and
N. Lee White (collectively, the "Departing Partners"), and each of the persons appearing on Exhibit B hereto (collectively the persons on Exhibit B shall be referred to as the "Departing Personnel"), Answerthink Consulting Group, Inc. ("Answerthink"), Interprise Technology Solutions, Inc. ("ITS"), Edmund Miller ("Miller"), and Miller Capital Management ("Miller Capital"), on the other. The Agreement shall take effect on the date the last signatory hereto executes the Agreement (the "Effective Date").

                                   RECITALS
                                   --------


          WHEREAS, the Departing Partners were or are partners of KPMG, and each of them entered into the KPMG Peat Marwick LLP Articles of Partnership, as amended through August 15, 1994 (the "Articles of Partnership");

          WHEREAS, the Departing Personnel were or are employees of KPMG;

          WHEREAS, Answerthink and ITS are Florida corporations that Messrs. Fernandez, Knotts, Frank, and Miller have caused to be formed to engage in the business of offering strategic consulting services;

          WHEREAS, the Departing Partners and Departing Personnel have each resigned or announced their intent to resign from KPMG and have become or announced their intent to become affiliated with ITS and/or Answerthink;

          WHEREAS, certain disputes have arisen among the parties to the Agreement relating to the departures from KPMG of the Departing Partners and the Departing Personnel and the formation of ITS and Answerthink;

          WHEREAS, on February 24, 1997, KPMG served on Messrs. Fernandez, Knotts, Frank, and Dungan a demand for arbitration regarding certain of these disputes and filed an action in the Court of Chancery of the State of Delaware in and for New Castle County, entitled KPMG Peat Marwick LLP v. Ted A.
                                       -------------------------------
Fernandez, Ulysses S. Knotts III, Allan R. Frank, and David A. Dungan, Case No.
---------------------------------------------------------------------
15570, seeking injunctive relief pending completion of the arbitration ("the Action").

          WHEREAS, on April 17, 1997, KPMG served on the remaining Departing Partners a demand for arbitration;

          WHEREAS, KPMG maintains that it has similar putative claims against the Departing Personnel, Answerthink, ITS, Miller, and Miller Capital;

          WHEREAS, the Departing Partners maintain they have putative claims against KPMG and certain of its existing partners;

          WHEREAS, each party hereto denies any wrongdoing on his respective part; and

          WHEREAS, the parties to this Agreement desire to resolve their differences in order to avoid the further expense, inconvenience, and uncertainty of litigation and/or arbitration.

          NOW THEREFORE, in consideration of the covenants and agreements contained herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.0  AGREED ORDER
               ------------

          1.1 Within two business days of the Effective Date, the parties shall present to the Court an Agreed Order which attaches the Agreement and provides for the Court retaining jurisdiction to enforce the Agreement. A copy of the proposed Agreed Order is attached hereto as Exhibit A. The entry of the attached Agreed Order is a material condition of the Agreement, and without entry of such an Agreed Order the Agreement shall be null and void.

          2.0  RESTRICTIONS ON CLIENTS
               -----------------------

          2.1 For a period of two years commencing on December 31, 1996, the Departing Partners, the Departing Personnel, Answerthink, ITS, Miller, Miller Capital, and anyone acting in concert or privity with any of them, shall strictly abide by the terms of Article III, Section 9(b)(i) of the Articles of Partnership.

          3.0  RESTRICTIONS ON CONTACT WITH PERSONNEL
               --------------------------------------

          3.1 For a period of two years following December 31, 1996, neither the Departing Partners, the Departing Personnel, Answerthink ITS, Miller Capital, nor any other business with which any of them are affiliated, shall, either directly or indirectly, hire, retain, subcontract with, employ or use as an advisor or consultant, appoint to the Board of Directors of Answerthink ITS, Miller Capital, or any affiliate thereof, otherwise contract with, or have any communications of any kind regarding the foregoing with any employee or partner of KPMG. For the same period of time, KPMG shall not directly or indirectly solicit any of the Departing Partners, the Departing Personnel, or employees of Answerthink to join KPMG.

          4.0  KPMG PROPERTY
               -------------

          4.1 The Departing Partners, the Departing Personnel, Answerthink, ITS, Miller, and Miller Capital shall return to KPMG within five days of the Effective Date any and all property and materials in their possession owned by KPMG or relating to KPMG's business, including but not limited to any such property or material obtained from KPMG, created by KPMG, created by a Departing Partner or Departing Personnel while affiliated with KPMG, or computer equipment and information stored on or in such equipment. Any destruction or deletion of such documents, material, or equipment will constitute a breach of the Agreement.

          5.0  SEPARATION DATES, PROFIT PARTICIPATIONS, DEBTS, AND BENEFITS
               ------------------------------------------------------------

          5.1 Fernandez, Knotts, Frank, and Dungan expressly acknowledge that their withdrawal from KPMG shall be effective for all purposes as of November 30,

1996. All other Departing Partners expressly acknowledge that their withdrawal from KPMG shall be effective for all purposes as of March 21, 1997, except that the effective withdrawal dates for Richard Roth, Julio Ramirez, Lee White, and Anita Allen shall be: May 9, 1997 for Roth; May 7, 1997 for Ramirez; April 17, 1997 for White; and May 31, 1997 for Allen.

          5.2 The Departing Personnel expressly acknowledge that their withdrawal from KPMG shall be effective for all purposes as of the dates provided for each on Exhibit B hereto.

          5.3 The Departing Partners' agree and acknowledge that they are waiving any claim and shall not be entitled to any accrued vacation. The Departing Personnel are not waiving any accrued vacation to which they may be entitled.

          5.4 The Departing Partners' profit participation, capital balances, and authorized but unreimbursed expenses and any other amounts due them shall be paid to them by KPMG on or before June 1, 1997 net of usual and ordinary deductions. All of the Departing Partners expressly agree and acknowledge that they are obliged to repay all outstanding loans, debts, or advances owing by them to KPMG. On or before June 1, 1997, KPMG shall deduct a Departing Partner's loans, debts, and advances from the amount due for such Departing Partner's profit participation.

          5.5 KPMG agrees and acknowledges that the Departing Partners are waiving any claim and shall not be entitled to any incentive compensation and KPMG and the Departing Partners agree and acknowledge that the calculation of the Departing Partners' profit participation shall be based upon unit values for KPMG's fiscal year ending June 30, 1996, and the number of units originally assigned to the

Departing Partners for the KPMG fiscal year starting July 1, 1996, and shall not include any contribution to an incentive compensation pool. KPMG agrees to pay all pension and retirement benefits of the Departing Partners and the Departing Personnel as they become due and payable.

          6.0  TAX SUPPORT
               -----------

          6.1 KPMG shall provide all Departing Partners with the same tax support for their 1996 and 1997 tax returns in accordance with KPMG's provision of those services to current partners.

          7.0  INDEMNITY
               ---------

          7.1 KPMG will indemnify and hold harmless the Departing Partners and Departing Personnel against claims, losses, damages and liabilities arising out of KPMG's or their acts, errors, or omissions in the conduct of any activities or professional services performed on behalf of or at the request of KPMG to the same extent that other former partners or employees of KPMG are indemnified or held harmless based on KPMG's professional indemnity insurance policies. The Departing Partners and Departing Personnel agree, without additional compensation, to cooperate fully with KPMG in the defense of any such claims, losses, damages, or liabilities, including permitting KPMG's attorneys to represent them at KPMG's expense.

          8.0  VIOLATION OF SETTLEMENT AGREEMENT
               ---------------------------------

          8.1 The Court of Chancery of the State of Delaware in and for New Castle County ("Chancery Court") shall retain jurisdiction to enforce the terms of the Agreement. In the event that any party believes that there has been a breach of the Agreement, the party shall have the right to petition the Chancery Court for specific performance, injunctive, equitable, and/or any other relief. All parties to the Agreement agree to submit and consent to the jurisdiction of the Chancery Court for purposes of enforcement of the Agreement. The prevailing party in any action brought pursuant to this section 6.1 shall be entitled to recover from any or all non-prevailing parties all reasonable costs and attorneys' fees incurred to enforce the terms of this Agreement.

          9.0  RELEASES
               --------

          9.1 KPMG, for itself and each of its partners, principals, employees, agents, representatives, affiliates, and successors in interest hereby releases the Departing Partners, the Departing Personnel, their estates, heirs, executors, administrators, legal representatives, personal representatives, successors, and assigns (the "Departing Releasees") from any and all claims, demands, obligations, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that KPMG has or has ever had against the Departing Releasees, provided that the parties expressly agree and acknowledge that any claim under this Agreement is not subject to this release and is expressly reserved.

          9.2 Each of the Departing Partners and the Departing Personnel, personally and for his estate, heirs, executors, administrators, legal representatives, personal representatives, successors, assigns, and anyone with any claim on his behalf, hereby releases KPMG and each of its officers, director partners, principals, employees, agents, representatives, affiliates, assigns, and successors in interest (the "KPMG Releasees") from any and all claims, demands, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that the Departing Partners or the Departing Personnel, or any of them, has or has ever had against the KPMG Releasees, provided that the parties expressly agree and acknowledge that any claim under this Agreement is not subject to this release and is expressly reserved.
Without limiting the generality of the foregoing, this release includes any putative defamation claim against the KPMG Releasees.

          9.3 The KPMG Releasees hereby release Answerthink and ITS, as well as their respective officers, directors, shareholders, employees, agents, representatives, affiliates, investors, successors, and assigns (the "Answerthink Releasees"), from any and all claims, demands, obligations, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that KPMG has or has ever had against the Answerthink Releasees, provided that the parties expressly agree and acknowledge that any claim under this Agreement is not subject to this release and is expressly reserved.

          9.4 The Answerthink Releasees hereby release the KPMG Releasees from any and all claims, demands, obligations, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that Answerthink or ITS has had or has ever had against the KPMG Releasees, provided that the parties expressly agree and acknowledge that any claim under the Agreement is not subject to this release and is expressly reserved.

          9.5 The KPMG Releasees hereby release Miller and Miller Capital as well as their officers, directors, shareholders, employees, agents, representatives, affiliates, investors, estate, heirs, executors, administrators, assigns and successors in interest (the "Miller Releasees"), from any and all claims, demands, obligations, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that the KPMG Releasees have or have ever had against the Miller Releasees, provided that the parties expressly agree and acknowledge that any claim under this Agreement is not subject to this release and is expressly reserved.

          9.6 The Miller Releasees hereby release the KPMG Releasees from any and all claims, demands, obligations, causes of action, rights, or damages of any kind or nature whatsoever, whether in law or equity, that the Miller Releasees have or have ever had against the KPMG Releasees, provided that the parties expressly agree and acknowledge that any claim under this Agreement is not subject to this release and is expressly reserved.

          10.0  CONFIDENTIALITY AND NON-DISPARAGEMENT
                -------------------------------------

          10.1 The parties hereto and their attorneys, and any person connected to, affiliated with, or in privity with the parties or their attorneys, shall keep and maintain in strict confidence all of the terms of this Agreement and not voluntarily publish, display, disclose or characterize the provisions or terms of the Agreement to anyone who is not a party to the Settlement Agreement. Further, KPMG on the one hand, and the Departing Partners, the Departing Personnel, Answerthink, ITS, Miller Capital, and Miller, on the other, agree not to make any public defamatory or disparaging remarks about the other. The parties expressly agree that KPMG may disclose and characterize the terms of this Agreement to KPMG partners and employees, in a manner not inconsistent with the foregoing terms of this paragraph of this Agreement. Similarly, the parties expressly agree that Answerthink may disclose and characterize the terms of this Agreement to its employees, in a manner not inconsistent with the foregoing terms of this paragraph of this Agreement. The parties agree and acknowledge that the provisions in this paragraph are a material part of the Agreement.

          10.2 Exceptions to the confidentiality requirements established in paragraph 10.1 may arise under the following circumstances: (a) such disclosure as may be agreed to in writing by the Parties; (b) such disclosure as is required by law; or (c) such disclosure as reasonably may be required for auditing or tax purposes. The parties and their attorneys may state in response to inquiries: "The case has been resolved upon terms acceptable to all parties." In addition, upon entry of the Consent Decree by the Court, the parties may, if they jointly choose to do so and agree upon the specific wording thereof, cause a joint press release to issue announcing that the parties have amicably resolved their differences. No other press releases shall be issued relating to the Agreement or the parties' disputes.

          10.3 Prior to making such disclosure as is permitted by paragraph 10.2(b), the party seeking to make the disclosure shall provide prompt notice in advance of disclosure to the other parties to allow them an opportunity to seek additional protection, whether from a court or other authority, or through other means. Each party shall cooperate with the other parties in ensuring that the parties receive adequate information and opportunity to seek additional protection, whether from a court or other authority, or through other means. Each party shall cooperate with the other parties in ensuring that the parties receive adequate information and opportunity to seek additional protection from a court or other authority, or through other means.

          11.0  NOTICE
                ------

          11.1 Any notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed delivered if given by hand, express-mail delivery, facsimile, or by United States mail (registered or certified mail, postage prepaid, return receipt requested) to the parties as follows:

          If to KPMG, notices shall be directed to:

                       John A. Shutkin
                       Deputy General Counsel
                       KPMG Peat Marwick LLP
                       599 Lexington Avenue
                       New York, NY  10022

                              and

                       John G. Levi
                       Sidley & Austin
                       One First National Plaza
                       Chicago, IL  60603

          If to Answerthink, ITS, the Departing Partners, or the Departing
Personnel:

                       Ted Fernandez
                       660 Warren Lane
                       Key Biscayne, FL  33149

                              and

                       S. Daniel Ponce
                       Hanzman, Criden, Korge
                        & Chaykin, P.A.
                       First Union Financial Center
                       Suite 2100
                       200 South Biscayne Boulevard
                       Miami, FL  33131

          If to Miller or Miller Capital:

                       Edmund Miller
                       Miller Capital Management
                       2665 South Bayshore Drive
                       Suite 1101
                       Coconut Grove, FL 33133

          12.0  MISCELLANEOUS
                -------------

          12.1 This Agreement contains the entire agreement between the parties with regard to the matters set forth in it and supersedes any and all prior agreements, understandings and negotiations, whether written or oral, of the parties hereto relating to the subject matter hereof, except that to the extent not waived or modified herein applicable provisions of the Articles of Partnership remain in full force and effect.

          12.2 This Agreement may be amended, or any right or condition hereunder waived, only by written instrument signed by the party against whom such amendment or waiver is sought to be enforced.

          12.3 No waiver by any party to this Agreement of any breach of any of the covenants, agreement, or undertakings contained in this Agreement shall be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor shall any such waiver affect the right of any party to this Agreement to require the strict performance thereof on a subsequent occasion.

          12.4 The headings herein have been inserted for convenience of reference only, and shall not modify, define, expand or limit any of the provisions contained in this Agreement.

          12.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument. Moreover, this Agreement is neither effective nor enforceable unless and until all Departing Partners, Departing Personnel, Answerthink, ITS, Miller and Miller Capital, as well as KPMG, sign this Agreement.

          12.6  This Agreement shall be governed in all respects by Delaware law.
          13.0  ARBITRATION
                -----------

          13.1 Upon the Effective Date, this Agreement shall constitute the withdrawal with prejudice of KPMG's above-referenced demands for arbitration against the Departing Partners.

          IN WITNESS WHEREOF, the parties, have executed this Settlement Agreement as of the date of the last signatory hereto.

KPMG PEAT MARWICK LLP                       INTERPRISE TECHNOLOGY
                                            SOLUTIONS, INC.


By: /s/ John A. Shutkin                     By: /s/ Edmund R. Miller
   ----------------------------                -------------------------------


Dated: May 8             , 1997             Dated: May 8                , 1997
       ------------------                          ---------------------

                                            ANSWERTHINK CONSULTING GROUP, INC.


                                            By: /s/ Ted A. Fernandez
                                               -------------------------------


                                            Dated: May 8                , 1997
                                                  ----------------------

TED A. FERNANDEZ                            ULYSSES S. KNOTTS, III

By: /s/ Ted A. Fernandez                    By: /s/ Ulysses S. Knotts, III
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 8                , 1997
       --------------------                        ---------------------

ALLAN R. FRANK                              DAVID N. DUNGAN


By: /s/ Allan R,. Frank                     By: /s/ David N. Dungan
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------


THOMAS J. BLOOMQUIST                        KENNETH M. COPPINS


By: /s/ Thomas J. Bloomquist                By: /s/ Kenneth M. Coppins
    -----------------------------               ------------------------------


Dated: May 13              , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------

DAVID A. FLAXMAN                            JOHN P. KRIL


By: /s/ David A. Flaxman                    By: /s/ John P. Kril
    -----------------------------               ------------------------------


Dated: May 9               , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------


MARK W. McELROY                             JULIO O. RAMIREZ


By: /s/ Mark W. McElroy                     By: /s/ Julio O. Ramirez
    -----------------------------               ------------------------------


Dated: May 12              , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------


RICHARD T. ROTH                             PATRICK J. SLATTERY


By: [signature appears here]                By: /s/ Patrick J. Slattery
    -----------------------------               ------------------------------


Dated: ____________________, 1997           Dated: May 12               , 1997
                                                   ---------------------


STEVEN W. SPARLING                          ANITA ALLEN


By: /s/ Steven W. Sparling                  By: [signature appears here]
    -----------------------------               ------------------------------


Dated: May 9              , 1997            Dated: _____________________, 1997
       -------------------

N. LEE WHITE                                MILLER CAPITAL MANAGEMENT, INC.


By: /s/ N. Lee White                        By: /s/ Edmund R. Miller
    -----------------------------               ------------------------------


Dated: May 9               , 1997           Dated: May 8                , 1997
       --------------------                        ---------------------


EDMUND MILLER                               JOSEPH JAMES


By: /s/ Edmund R. Miller                    By: /s/ Joseph James
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 8                , 1997
       --------------------                        ---------------------


CODY SHENAULT                               BRUCE DEBONIS


By: /s/ Cody Shenault                       By: /s/ Bruce Debonis
    -----------------------------               ------------------------------


Dated: May 13              , 1997           Dated: May 15               , 1997
       --------------------                        ---------------------


ANTHONY DELIMA                              LEE FIELDS


By: /s/ Anthony Delima                      By: /s/ Lee C. Fields
    -----------------------------               ------------------------------


Dated: May 14              , 1997           Dated: May 8                , 1997
       --------------------                        ---------------------

GRANT FITZWILLIAM                           TIM GERIOS


By: /s/ Grant Fitzwilliam                   By: /s/ Tim Gerios
    -----------------------------               ------------------------------


Dated: May 13              , 1997           Dated: May 13               , 1997
       --------------------                        ---------------------


STEWART GLENDINNING                         RICH JASO


By: /s/ Stewart Glendinning                 By: /s/ Rich Jaso
    -----------------------------               ------------------------------


Dated: May 13              , 1997           Dated: May 14               , 1997
       --------------------                        ---------------------


BRUCE KELLY                                 BRIAN MILLER


By: /s/ Bruce Kelly                         By: /s/ Brian Miller
    -----------------------------               ------------------------------


Dated: May 14              , 1997           Dated: May 12               , 1997
       --------------------                        ---------------------


ENRICO POLUMBO                              DAN RUBIO


By: /s/ Enrico Polumbo                      By: /s/ Dan Rubio
    -----------------------------               ------------------------------


Dated: May 19              , 1997           Dated: May 15               , 1997
       --------------------                        ---------------------

ALEX SHARPE                                 TAMI SKIFSTAD


By: /s/ Alex Sharpe                         By: [signature appears here]
    -----------------------------               ------------------------------


Dated: May 9               , 1997           Dated: _____________________, 1997
       --------------------


JOHN STONE                                  DENISE ALBRECHT


By: [signature appears here]                By: /s/ Denise M. Albrecht
    -----------------------------               ------------------------------


Dated: ____________________, 1997           Dated: May 9                , 1997
                                                   ---------------------


JONI CASTA                                  VIRGINIA CHAVEZ


By: /s/ Joni Casta                          By: /s/ Virginia Chavez
    -----------------------------               ------------------------------


Dated: May 12              , 1997           Dated: May 12               , 1997
       --------------------                        ---------------------


YVES DUPONT                                 LINDA FIORAVANTE


By: /s/ Yves Dupont                         By: /s/ Linda Fioravante
    -----------------------------               ------------------------------


Dated: May 12              , 1997           Dated: May 8                , 1997
       --------------------                       ----------------------

CRAIG FOX                                   ELIZABETH HAYES


By: /s/ Craig Fox                           By: /s/ Elizabeth Hayes
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 12               , 1997
       --------------------                        ---------------------


COLLEEN KEMPTON                             GAIL KEEVERS


By: /s/ Colleen Kempton                     By: /s/ Gail Keevers
    -----------------------------               ------------------------------


Dated: May 21              , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------


BETH JAROSIEWICZ                            SANDY LAHTIO


By: /s/ Beth Jarosiewicz                    By: /s/ Sandy Lahtio
    -----------------------------               ------------------------------


Dated: May 12              , 1997           Dated: May 9                , 1997
       --------------------                        ---------------------


SUSIE MASON                                 SONYA McHENRY


By: /s/ Susie Mason                         By: /s/ Sonya McHenry
    -----------------------------               ------------------------------


Dated: May 9               , 1997           Dated: May 12               , 1997
       --------------------                        ---------------------

LUIS SAN MIGUEL                             MARIANNE NADOTTI


By: /s/ Luis San Miguel                     By: /s/ Marianne Nadoitti
    ----------------------------                ------------------------------


Dated: May 12               , 1997          Dated: May 9                , 1997
       ---------------------                       ---------------------


DIANE NIGH                                  DAVID OPPENHEIM


By: /s/ Diane Nigh                          By: /s/ David Oppenheim
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 12               , 1997
       --------------------                        ---------------------


CRIS PERKINS                                JORGE SANCHEZ


By: /s/ Cris Perkins                        By: /s/ Jorge Sanchez
    -----------------------------               ------------------------------


Dated: May 8               , 1997           Dated: May 15               , 1997
       --------------------                        ---------------------


STEVE SHEAR                                 CARRIE SHEVLIN


By: /s/ Steve Shear                         By: /s/ Carrie Shelvin
   ------------------------------               ------------------------------


Dated: May 9                , 1997          Dated: _____________________, 1997
       ---------------------

The Exhibits to this Confidential Settlement Agreement are not included with this Registration Statement on Form S-1. Answerthink will provide these exhibits upon the request of the Securities and Exchange Commission.

                                      -21-